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EXHIBIT 10.2

     THIS PURCHASE AND SALE AGREEMENT dated as of this 31st day of July, 2000.

     BETWEEN:

     ALR TECHNOLOGIES INC., a corporation having an office at 15446 Bel-Red Road, Suite 310, Redmond, Washington, U.S.A.,
     98052-5507

               (the "Vendor")
     - and -

     MARCUS DA SILVA, of 31 Village Terrace g-f, Happy Valley, Hong
     Kong

               (the "Purchaser")

WHEREAS:

     The Vendor is the registered and beneficial owner of 36,533,130 shares of A Little Reminder (ALR) Inc., a corporation having an office at 1720 Carey Avenue, P.O. Box 1083, Cheyenne,
Wyoming, U.S.A. (the "Shares");

     The Vendor has agreed to sell and the Purchaser has agreed to purchase the Shares as of the date of this Agreement (the
"Effective Date").

     NOW THEREFORE THIS AGREEMENT WITNESSES that the parties covenant and agree as follows:

1.   Vendor's Representations and Warranties

     The Vendor warrants and represents to the Purchaser that:

     (a) the Vendor is the registered and beneficial owner of the Shares and has good and marketable title thereto, free and clear of any charge, encumbrance, lien or option; and

     (b) the Vendor is entitled to sell the Shares to the Purchaser as herein provided.

2.   Purchase and Sale of the Shares

     (a) The Vendor hereby sells and the Purchaser hereby purchases as of the Effective Date the Shares for a purchase price of $1.00 (the "Purchase Price"), to be paid in cash by the Purchaser to the Vendor as of the Effective Date.


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     (b)  The Vendor and Purchaser declare that the Purchase Price represents their best estimate of the fair market value of the Shares as at the Effective Date.

3.   Miscellaneous

     (a) The parties hereto shall execute such further and other documents and assurances and perform such further acts and things as may be reasonably necessary or desirable to implement this Agreement.

     (b) This Agreement shall enure to the benefit of and shall be binding upon each of the parties, their heirs, executors, administrators, successors and assigns, as the case may be.

     IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

                              ATC TECHNOLOGIES INC.

                              Per: _____________________________
                                   (Authorized Signatory)


                              __________________________________
                              Marcus Da Silva